U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported: March 23, 2016


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

1411 Sawgrass Parkway, Suite B, Sunrise, FL                          33323
  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (800) 670-3879

              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms "SBES," "THE COMPANY," "WE," "US" and "OUR" refer to South Beach Spirits, Inc.

ITEM 8.01. OTHER EVENTS.

On March 23, 2016, the Company entered into an amended and restated letter of intent with respect to its earlier announced intention to acquire a 50% equity interest in Striped Pig Distillery, LLC ("STRIPED PIG DISTILLERY").

Striped Pig Distillery, based in North Charleston, South Carolina, launched in 2013 and was Charleston's first distillery since Prohibition. It specializes in small-batch, handcrafted spirits made from the freshest, local ingredients. Striped Pig Distillery has two operating divisions, the first being the distillation of its own brands of `Shine, Vodka, Gin, Rum, Spiced Rum, Whiskey and Bourbon; the second producing private label spirits for outside companies.

The closing of the  transaction  is subject to the  completion of due diligence,
execution  of  definitive   transaction   documents   between  the  parties  and
preparation of audited and unaudited financial statements for Striped Pig.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTH BEACH SPIRITS, INC.


Dated: March 30, 2016                By: /s/ Vincent Prince
                                         ---------------------------------------
                                         Vincent Prince, Chief Financial Officer

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